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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               December 11, 1996
                      -----------------------------------
                Date of Report (date of earliest event reported)


                               SVI HOLDINGS, INC.
                      -----------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Nevada                  33-36125-D              84-1131608
    -------------           -----------------        -----------------
   (State or Other              (Commission           (IRS Employer
    Jurisdiction of              File Number)          Identification Number)
    Incorporation)


                          9364 Cabot Drive, Suite A-B
                          San Diego, California 92126
                      -----------------------------------
                    (Address of Principal Executive Offices
                               Including Zip Code


                                  619-693-4344
                      -----------------------------------
                        (Registrant's Telephone Number,
                              Including Area Code)


                      -----------------------------------
                   (Former Name or Former Address if Changed
                               Since Last Report)



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Item 5.  Other Events.

        On December 11, 1996, SVI Holdings, Inc. (the "Company") announced that as of November 26, 1996, the Company had obtained a preliminary injunction in the Federal District Court for the Southern District of California against certain companies and individuals preventing the transfer of any shares that were connected to an original two million share certificate which had been pledged by the majority stockholder of the Company to secure a loan whose proceeds were to go to the Company.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(C) Exhibits

    99.1  Press Release dated December 11, 1996.








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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 18, 1996                        SVI Holdings, Inc.




                                                By: /s/ Barry Schecter
                                                   ---------------------------
                                                   Barry Schechter
                                                   President







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